SUPPLEMENT DATED MARCH 6, 2008
TO

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

TO PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective May 1, 2008, the name of the following investment options will be changed to:

Old Name	New Name

Sun Capital Real Estate Fund®	Sun Capital Global Real Estate Fund

Sun Capital® All Cap Fund	SCSM Oppenheimer Large Cap Core Fund

Please retain this supplement with your prospectus for future reference.